EXHIBIT 10.2

R. R. DONNELLEY & SONS COMPANY

APPROVAL

BY

VICE PRESIDENT, COMPENSATION AND EMPLOYEE BENEFITS

ADOPTING

AMENDMENT NUMBER ONE,

to the

JANUARY 1, 1989 Restatement

of the

R. R. DONNELLEY & SONS COMPANY

UNFUNDED SUPPLEMENTAL BENEFIT PLAN

Pursuant to Section 3.12 of the By-Laws of R. R. Donnelley & Sons Company (the “Company”) and authority delegated pursuant thereto by the Human Resources Committee of the Board of Directors of the Company, the undersigned Vice President, Compensation and Employee Benefits (the “Vice President”) hereby adopts the document attached hereto entitled “Amendment Number One to the January 1, 1989 Restatement of the R. R. Donnelley & Sons Company Unfunded Supplemental Benefit Plan.”

Executed by the Vice President this 27 day of August, 1999.

John J. McEnery Vice President, Compensation and Employee Benefits

R. R. DONNELLEY & SONS COMPANY

AMENDMENT NUMBER ONE

to the

January 1, 1989 Restatement

of the

R. R. DONNELLEY & SONS COMPANY

UNFUNDED SUPPLEMENTAL BENEFIT PLAN

WHEREAS, R. R. Donnelley & Sons Company (the “Company”) maintains for the benefit of certain of its employees and certain employees of its participating subsidiaries the R. R. Donnelley & Sons Company Unfunded Supplemental Benefit Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan to liberalize the circumstances under which the Plan Administrator may direct that a Member will receive a lump sum distribution of his benefit under the Plan; and

WHEREAS, pursuant to Section 10 of the Plan, the Company has the right to amend the Plan.

NOW, THEREFORE, pursuant to the power of amendment in Section 10 of the Plan, effective September 1, 1999, the Plan is hereby amended in the following respects:

1. The fourth sentence of Section 8 is hereby amended in its entirety to read as follows:

Notwithstanding the foregoing, in any case in which the aggregate lump sum Actuarial Equivalent of the Supplemental Retirement Benefit payable to or on behalf of a Member would be $10,000 or less (or such other amount as the Plan Administrator shall determine) as of such Member’s Benefit Starting Date under the Qualified Plan, the Plan Administrator may, in his or her sole discretion, direct payment of such benefit in a lump sum.

2. The last sentence of Section 9 is hereby amended by inserting the following clause at the end thereof:

; provided, however, that if the lump sum Actuarial Equivalent of the supplemental survivor benefit is $10,000 or less (or such other amount as the Plan Administrator shall determine) as of such commencement date, the Plan Administrator may, in his or her sole discretion direct payment of such benefit in the form of a lump sum.